Exhibit 10.2

AMENDMENT NO. 1 TO FOURTH RESTATED CREDIT AGREEMENT

AMENDMENT NO. 1 dated as of February 9, 2015 (this “Amendment”) to CREDIT AGREEMENT dated as of March 18, 2011, as amended and restated as of October 28, 2011, November 20, 2012, and July 9, 2013, and as further amended and restated as of August 13, 2014 (the “Fourth Restated Credit Agreement”), among AMERISOURCEBERGEN CORPORATION, a Delaware corporation (the “Company”), the BORROWING SUBSIDIARIES from time to time party thereto, the LENDERS from time to time party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

W I T N E S S E T H :

WHEREAS, the Company has requested that the Fourth Restated Credit Agreement be amended as set forth herein; and

WHEREAS, the Administrative Agent, the Issuing Banks, the Swingline Lenders and each Person executing this Amendment as a Lender are willing to amend the Fourth Restated Credit Agreement on the terms set forth herein;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Defined Terms; References.  Unless otherwise specifically defined herein, each term used herein that is defined in the Fourth Restated Credit Agreement has the meaning assigned to such term in the Fourth Restated Credit Agreement.

Section 2. Amendments.  Each of the parties hereto agrees that, effective on the First Amendment Effective Date, the Fourth Restated Credit Agreement shall be amended as follows:

(a)          Section 1.01 of the Fourth Restated Credit Agreement is hereby amended to add the following new defined terms in appropriate alphabetical order:

“Bridge Facility” means the 364-day unsecured term loan facility contemplated by the Bridge Facility Commitment Letter dated as of January 11, 2015, among the Company, Merrill Lynch, Pierce, Fenner & Smith, Inc. and Bank of America, N.A.

“Closing Date” means the date on which the Offer is consummated.

“Merger Sub” has the meaning set forth in the definition of MWI Acquisition.

“MWI Acquisition” means the Company’s acquisition of Target by way of (i) a tender offer (the “Offer”) by a wholly-owned Subsidiary of Company (“Merger Sub”) for all of the outstanding common stock of the Target for a purchase price consisting of cash consideration as set forth in Offer Documents and (ii) a subsequent merger by Merger Sub with and into Target pursuant to Section 251(h) of the General Corporation Law of the State of Delaware with the Target surviving such merger as a wholly-owned subsidiary of the Company, in each case, pursuant to the MWI Acquisition Documents.

“MWI Acquisition Agreement” means the Agreement and Plan of Merger dated as of January 11, 2015 among the Company, Merger Sub and the Target.

“MWI Acquisition Documents” means, collectively, the MWI Acquisition Agreement and the Offer Documents, as they may be amended, supplemented or otherwise modified from time to time.

“MWI Senior Notes” means senior unsecured notes issued under the Senior Notes Indenture, the use of proceeds of which is limited to the funding of the cash consideration for the MWI Acquisition and the payment of any related fees and expenses.

“Offer” has the meaning set forth in the definition of MWI Acquisition.

“Offer Documents” means a Tender Offer Statement on Schedule TO with respect to the Offer (including all amendments, supplements and exhibits thereto), including an offer to purchase and related letter of transmittal, summary advertisement and other ancillary Offer documents pursuant to which the Offer will be made.

“Senior Notes Indenture” means the indenture dated as of November 19, 2009, between the Company and U.S. Bank National Association, as trustee, under which the MWI Senior Notes will be issued.

“Target” means MWI Veterinary Supply, Inc.

“Term Loan Facility” means the unsecured term loan facility under the Term Loan Credit Agreement dated as of February 9, 2015, among the Company, the lenders party thereto and Bank of America, N.A., as administrative agent.

(b)          The definition of “Consolidated EBITDA” in Section 1.01 of the Fourth Restated Credit Agreement is hereby amended and restated to read as follows:

“Consolidated EBITDA” means, for any period, Consolidated Net Income for such period plus (a) without duplication and to the extent deducted in determining such Consolidated Net Income, the sum, without duplication, of (i) consolidated interest expense for such period, (ii) consolidated income tax expense for such period, (iii) all amounts attributable to depreciation and amortization for such period, (iv) any special one-time or extraordinary charges or extraordinary losses for such period, in each case to the extent not involving cash payments by the Company or any Subsidiary in such period or any future period, (v) any LIFO adjustment (if negative) or charge for such period, and (vi) non-cash expenses and charges associated with derivatives transactions, including such non-cash expenses and charges attributed to warrants issued and any associated hedging transactions and minus (b) without duplication and to the extent included in determining such Consolidated Net Income, (i) any special one-time or extraordinary non-cash gains for such period and any LIFO adjustment (if positive) or credit, and (ii) any non-cash gains associated with derivatives transactions, including non-cash gains attributed to warrants issued and any associated hedging transactions, all determined on a consolidated basis in accordance with GAAP.  In the event that the Company or any Subsidiary shall have completed an acquisition or disposition of any material Person, division or business (such materiality to be reasonably determined by the Company) unit since the beginning of the relevant period, Consolidated EBITDA shall be determined for such period on a pro forma basis as if such acquisition or disposition, and any related incurrence or repayment of Indebtedness, had occurred at the beginning of such period.

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(c)          The definition of “Total Indebtedness” in Section 1.01 of the Fourth Restated Credit Agreement is hereby amended and restated to read as follows:

“Total Indebtedness” means, as of any date, the sum, without duplication of (a) the aggregate principal amount of Indebtedness of the Company and the Subsidiaries outstanding as of such date in the amount that would be reflected on a balance sheet prepared as of such date on a consolidated basis in accordance with GAAP (but without giving effect to any election to value any Indebtedness at “fair value”, as described in Section 1.04(a)), (b) the aggregate of the amounts of all Securitizations of the Company and the Subsidiaries and (c) the aggregate principal amount of Indebtedness of the Company and the Subsidiaries outstanding as of such date that is not required to be reflected on a balance sheet in accordance with GAAP, determined on a consolidated basis; provided that for the purpose of calculating Total Indebtedness prior to the Closing Date, the aggregate principal amount of MWI Senior Notes included in the determination of Total Indebtedness shall be reduced by the amount of the proceeds thereof that are either held by the Company in the form of unrestricted cash or cash equivalents or held in escrow on customary terms.

(d)          Section 6.01(d) of the Fourth Restated Credit Agreement is hereby amended and restated to read as follows:

Guarantees of (i) the Senior Notes and any similar note issuances of the Company or (ii) the Term Loan Facility or any similar credit facility of the Company that refinances or otherwise replaces the Term Loan Facility, but only if such Subsidiary shall have executed and delivered a Guarantee of the Obligations satisfactory in form and substance to the Administrative Agent;

(e)          The proviso at the end of Section 6.07(b) of the Fourth Restated Credit Agreement is hereby amended and restated to read as follows:

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provided that the Company or any Subsidiary may (i) pay Indebtedness created under the Loan Documents, (ii) make voluntary principal prepayments in respect of the Bridge Facility and the Term Loan Facility and (iii) make regularly scheduled interest payments and scheduled or mandatory principal payments as and when due in respect of any Indebtedness.

(f)          Section 6.09 of the Fourth Restated Credit Agreement is hereby amended by deleting clause (a) therein, deleting clauses (iv) and (v) of the proviso therein and renumbering clause (vi) of the proviso therein and amending and restating it to read as follows:

the Company and any Subsidiary may enter into agreements limiting Guarantees by Subsidiaries, provided that any such agreements do not prohibit or limit the amount of or impair the Guarantees issued or required to be issued in connection with this Agreement.

(g)          Each occurrence of the phrase “any guarantee agreement entered into pursuant to Section 6.01(a)” in the Fourth Restated Credit Agreement shall be replaced with the phrase “any guarantee agreement entered into pursuant to Section 6.01”.

Section 3. Representations and Warranties.  Representations and Warranties. The Company represents and warrants, and each Loan Party represents and warrants as to itself and its subsidiaries, to the other parties hereto that:

(a)          the execution, delivery and performance of this Amendment are within each Loan Party’s corporate, partnership or other applicable powers and have been duly authorized by all necessary corporate, partnership and, if required, stockholder or other equityholder action;

(b)          this Amendment has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

(c)          the representations and warranties contained in the Fourth Restated Credit Agreement and the other Loan Documents are true and correct in all material respects (other than any such representation and warranty that is already qualified by materiality or “Material Adverse Effect” in the text thereof, in which case such representation and warranty shall be true in all respects) on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct in all material respects on and as of such earlier date.

Section 4. Effectiveness.  This Amendment shall become effective on the date (the “First Amendment Effective Date”) when:

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(a)           the Administrative Agent shall have received from the Company and each other Loan Party and each Lender (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence reasonably satisfactory to the Administrative Agent (which may include transmission by facsimile or other electronic imaging of a signed signature page of this Amendment Agreement) that such party has signed a counterpart of this Amendment;

(b)           the Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Borrower, the authorization of the transactions contemplated hereby and any other legal matters relating to the Borrowers, the Loan Documents or such transactions, all in form and substance reasonably satisfactory to the Administrative Agent;

(c)           the Administrative Agent shall have received a certificate, dated the Effective Date and signed by the President and Chief Executive Officer, a Vice President or a Financial Officer of the Company, confirming (i) the accuracy of the representations and warranties set forth in Section 3 of this Amendment and (ii) the absence of any Default giving effect to the effectiveness of this Amendment; and

(d)           the Administrative Agent and each Lender shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date in connection with this Amendment, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document.

Section 5. Notices.  All notices hereunder shall be given in accordance with the provisions of Section 11.01 of the Fourth Restated Credit Agreement.

Section 6. Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  Delivery of an executed signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 7. Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to the conflicts of law principles thereto and to the extent that such principles would direct a matter to another jurisdiction.

Section 8. Incorporation by Reference. Sections 11.07, 11.09(b), 11.09(c), 11.09(d), 11.09(e), 11.10 and 11.11 of the Fourth Restated Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

 [Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

AMERISOURCEBERGEN CORPORATION, AMERISOURCEBERGEN SPECIALTY GROUP CANADA CORPORATION, INNOMAR STRATEGIES INC.,

By:	/s/ J.F. Quinn
Name: J.F. Quinn
Title: Vice President & Corporate Treasurer for each of the foregoing parties

BP PHARMACEUTICALS LABORATORIES COMPANY,

By:	/s/ J.F. Quinn
Name: J.F. Quinn
Title: Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 1]

JPMORGAN CHASE, N.A., individually and as Issuing Bank, Swingline Lender and Administrative Agent,

By:	/s/ Dawn L. LeeLum
Name: Dawn L. LeeLum
Title: Executive Director

[SIGNATURE PAGE TO AMENDMENT NO. 1]

Bank of America, N.A., as Lender

By:	/s/ Joseph L. Corah
Name: Joseph L. Corah
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 1]

Wells Fargo Bank, National Association, as a Lender,

By:	/s/ Christopher M. Johnson
Name: Christopher M. Johnson
Title: Assistant Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Brian McNany
Name: Brian McNany
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 1]

THE BANK OF NOVA SCOTIA, as a Lender,

By:	/s/ Michael Grad
Name: Michael Grad
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 1]

U.S. Bank National Association, as a Lender,

By:	/s/ Jennifer Hwang
Name: Jennifer Hwang
Title: Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1]

CITIBANK, N.A., as a Lender,

By:	/s/ Patricia Guerra Heh
Name: Patricia Guerra Heh
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Christopher Day
Name: Christopher Day
Title: Authorized Signatory

By:	/s/ Remy Riester
Name: Remy Riester
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender,

By:	/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

By:	/s/ John S. McGill
Name: John S. McGill
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 1]

PNC Bank, National Association, as a Lender,

By:	/s/ Eric Hersom
Name: Eric Hersom
Title: Assistant Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1]

Mizuho Bank, Ltd., as a Lender,

By:	/s/ Bertram H. Tang
Name: Bertram H. Tang
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1]

T.D. Bank, N.A., as a Lender

By:	/s/ Shivani Agarwal
Name: Shivani Agarwal
Title: Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1]

KeyBank National Association, as a Lender,

By:	/s/ Sanya Valeva
Name: Sanya Valeva
Title: Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1]